UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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OHA Investment Corporation
(Name of Registrant as Specified in its Charter)
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1114 Avenue of the Americas, 27th Floor
New York, New York 10036
(212) 852-1900

April 29, 2016
Dear Stockholder:

You are cordially invited to attend the 2016 Annual Meeting of Stockholders of OHA Investment Corporation, a Maryland corporation, to be held on Tuesday, June 7, 2016, at 12:00 noon, Eastern time, at the law office of Sutherland Asbill & Brennan LLP, located at 1114 Avenue of the Americas, 40th Floor, New York, New York 10036.

The notice of annual meeting and proxy statement accompanying this letter provide an outline of the business to be conducted at the meeting. At the meeting, you will be asked to (i) elect two Class III directors to the Board of Directors; (ii) ratify the selection of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2016; and (iii) transact such other business as may properly come before the annual meeting and any postponement or adjournment thereof.

WHETHER OR NOT YOU PLAN TO BE PRESENT AT THE MEETING, YOUR VOTE IS VERY IMPORTANT. If you do not plan to be present in person at the meeting, you can vote by signing, dating and returning the enclosed proxy card or voting instruction form promptly by mail, or by using the Internet or telephone voting options as described on your proxy card or voting instruction form. If you have any questions regarding the proxy materials, please contact our solicitor, AST Fund Solutions LLC, at (800) 499-8410. Your prompt response will help reduce proxy costs—which are paid by the Company and its stockholders—and will also mean that you can avoid receiving follow-up phone calls and mailings.

Sincerely yours,

/s/ Steven T. Wayne

Steven T. Wayne

Chief Executive Officer

PLEASE SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD OR VOTING INSTRUCTION FORM IN THE ENCLOSED ENVELOPE OR USE THE INTERNET OR TELEPHONE VOTING OPTIONS TO CAST YOUR VOTE AS SOON AS POSSIBLE. YOUR VOTE IS IMPORTANT.

1114 Avenue of the Americas, 27th Floor
New York, New York 10036
(212) 852-1900

Notice of 2016 Annual Meeting of Stockholders
To be Held on June 7, 2016

NOTICE IS HEREBY GIVEN that the 2016 annual meeting of stockholders of OHA Investment Corporation, a Maryland corporation (the “Company”), will be held as provided herein.

TIME	12:00 noon, Eastern time, on Tuesday, June 7, 2016.
PLACE	at the law office of Sutherland Asbill & Brennan LLP, 1114 Avenue of the Americas, 40th Floor, New York, New York 10036.
ITEMS OF BUSINESS	(1) To elect two Class III directors to hold office until the 2019 annual meeting of stockholders and until their successors are duly elected and qualified;
(2) To ratify the selection of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2016; and
(3) To transact such other business as may properly come before the annual meeting or any postponement or adjournment thereof.
RECORD DATE
The Board of Directors has fixed the close of business on April 15, 2016 as the record date for the determination of stockholders entitled to notice of and to vote at this annual meeting or any postponements or adjournments of the meeting.

VOTING BY PROXY
Whether or not you expect to be present in person at the annual meeting, please sign the enclosed proxy and return it promptly in the self-addressed envelope provided, or use the voting options described on your proxy card or voting instruction form.

THE BOARD OF DIRECTORS, INCLUDING THE INDEPENDENT DIRECTORS, RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION OF THE DIRECTOR NOMINEES AND “FOR” THE RATIFICATION OF THE SELECTION OF ERNST & YOUNG LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2016. If there are not sufficient shares present for a quorum or sufficient votes to approve the foregoing proposals at the time of the annual meeting, the chairman of the meeting may move for one or more adjournments of the meeting in order to permit further solicitation of proxies by the Company.

By order of the Board of Directors,

 /s/ Lisa R. Price

Lisa R. Price

Corporate Secretary
April 29, 2016

New York, New York

1114 Avenue of the Americas, 27th Floor
New York, New York, 10036

PROXY STATEMENT
2016 Annual Meeting of Stockholders

April 29, 2016

This proxy statement contains information relating to the 2016 annual meeting (the “annual meeting” or “meeting”) of stockholders of OHA Investment Corporation, a Maryland corporation (the “Company,” “we,” “us” or “our”), to be held on June 7, 2016 beginning at 12:00 noon, Eastern time, at the law office of Sutherland Asbill & Brennan LLP, located at The Grace Building, 1114 Avenue of the Americas, 40th Floor, New York, New York 10036, and any postponements or adjournments thereof, and is furnished in connection with the solicitation of proxies by our Board of Directors to be voted at the annual meeting. This proxy statement and accompanying proxy card are first being mailed to stockholders on or about April 29, 2016.

We encourage you to vote your shares, either by voting in person at the meeting or by authorizing a proxy (i.e., authorizing someone to vote your shares). You may authorize a proxy by telephone by marking, dating, signing and mailing the enclosed proxy card or using the voting options described on the proxy card or voting instruction form. If you receive more than one proxy or voting instruction card, it means your shares are registered differently or are in more than one account. Please provide voting instructions for all proxy and voting instruction cards you receive.

This Proxy Statement is also available at www.ohainvestmentcorporation.com under the "Investor Relations" tab. This website also includes copies of the form of Proxy Card and the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2015. If you vote by authorizing a proxy, the proxy holders will vote the shares according to your instructions. If you give no instructions on the proxy card, the shares covered by the proxy card will be voted “FOR” the election of the director nominees and “FOR” the ratification of the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2016. If you have any questions regarding the proxy materials, please contact our solicitor, AST Fund Solutions LLC, at (800) 499-8410.

Purpose of Meeting

At our annual meeting, stockholders will be asked to consider and vote upon (i) the election of two Class III directors to serve until the 2019 annual meeting of stockholders and until their successors are duly elected and qualified; and (ii) the ratification of the selection of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2016.

The Board of Directors is not aware of any matter to be properly presented for consideration at the annual meeting other than the matters set forth herein. If any motion properly presented at the meeting requiring a vote of stockholders arises, the persons named as proxies will vote on such matter in accordance with their discretion. The stockholders of the Company have no dissenter’s or appraisal rights in connection with any of the proposals described herein.

Record Date and Quorum

Only stockholders of record at the close of business on April 15, 2016, the record date for the annual meeting ("Record Date"), are entitled to receive notice of and to vote at the annual meeting. If you were a stockholder of record on that date, you will be entitled to vote all of the shares that you owned of record on that date at the annual meeting and at any postponements or adjournments thereof. There were 20,172,392 shares of our common stock outstanding on the Record Date. Each share of common stock entitles the holder thereof to one vote.

A quorum must be present at the meeting for any business to be conducted. The presence at the meeting, in person or by proxy, of holders of shares of stock entitled to cast a majority of the votes entitled to be cast will constitute a quorum. If a quorum is not present at the annual meeting, the chairman of the meeting or the stockholders who are represented may adjourn the annual meeting until a quorum is present. The persons named as proxies will vote those proxies for such adjournment, unless marked to be voted against any proposal for which an adjournment is sought, to permit further solicitation of proxies.

Votes Required to Adopt the Proposals

Election of Directors.  The election of a director requires the vote of a majority of the shares of stock outstanding and entitled to vote thereon. Stockholders may not cumulate their votes.

Ratification of Selection of Ernst & Young LLP as Independent Registered Public Accounting Firm for the Fiscal Year Ending December 31, 2016.  The ratification of the selection of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2016 requires the affirmative vote of a majority of the votes cast on the proposal at the meeting.
Submitting Voting Instructions for Shares Held Through a Broker

If you are not a stockholder of record but instead hold your shares of common stock in “street name” (that is, as a beneficial owner, through a broker, bank or other nominee who is the stockholder of record of those shares), you must provide your broker, bank or other nominee with specific voting instructions in order to authorize the nominee to vote your shares for the election of directors. Your nominee will not be permitted to vote your shares for the election of directors unless you provide such voting instructions, as discussed further below.

If you hold shares beneficially in “street name,” you may only vote them in person if the stockholder of record (i.e., your broker, bank or other nominee) grants you a signed proxy authorizing you to vote the shares. In addition, if you attend the annual meeting in person, you will need to bring a copy of a brokerage statement reflecting your beneficial ownership as of the close of business on the record date.

Broker Non-Votes and Abstentions

Broker non-votes are votes that are not cast by a broker, bank or other nominee on a non-routine matter because the shares entitled to cast the vote are held in street name, the nominee has not received voting instructions from the beneficial owner, and the nominee does not have discretionary authority to vote the shares. Under the rules of the New York Stock Exchange, your brokerage firm or other nominee that is subject to such rules does not have discretion to vote your shares on non-routine matters such as Proposal 1. As a result, while broker non-votes will be treated as shares present for quorum purposes, broker non-votes will have the same effect as votes against Proposal 1. For this reason, it is imperative that you vote or provide instructions to your broker, bank or other nominee as to how to vote with respect to Proposal 1. If you hold your shares in your own name and you do not authorize a proxy by returning a proxy card or voting via the options described on the proxy card, or you do not vote at the meeting, no vote will be cast on your behalf in the director election, which will have the effect of a vote against the director nominee. Proposal 2 is a routine matter. As a result, if you beneficially own your shares and you do not provide your broker, bank or other nominee with proxy instructions, by returning a proxy card or by other arrangement with your broker or other nominee, your broker or other nominee will be able to vote your shares for you on this routine matter.

With respect to Proposal 1, if you vote to "Withhold Authority" with respect to a nominee, your shares will not be voted with respect to the person indicated. Because directors are elected by the vote of a majority of the shares of common stock outstanding and entitled to vote thereon, votes to "Withhold Authority" will have the effect of a vote against a nominee. With respect to Proposal 2, abstentions will not be counted as votes cast and will therefore have no effect on Proposal 2.

Revoking Your Proxy

Whether you vote in person, by mail, by telephone or via the Internet, you may revoke or change your proxy instructions at any time prior to the vote at the annual meeting. You may accomplish this by (i) submitting a properly executed, later-dated proxy, which automatically revokes the earlier proxy instructions, (ii) delivering written notice of revocation prior to the annual meeting to our Corporate Secretary, Lisa R. Price, at 1114 Avenue of the Americas, 27th Floor, New York, New York 10036, or (iii) attending the annual meeting and voting in person. Attendance at the annual meeting will not cause your previously granted proxy to be revoked unless you specifically so request or vote in person at the annual meeting.

Information Regarding this Solicitation

The cost of soliciting proxies for the annual meeting will be borne by us. Copies of solicitation material will be furnished to brokerage houses, fiduciaries and custodians to forward to beneficial owners of stock held in the name of such nominees. We will, upon request, reimburse brokerage firms and others for their reasonable expenses in forwarding solicitation material to the beneficial owners of our common stock.

The Company has engaged the services of AST Fund Solutions LLC ("AST") for the purpose of assisting in the solicitation of proxies (including broker search and delivery services) at a cost of approximately $2,500 plus reimbursement of certain expenses and fees for additional services requested. Please note that AST may solicit stockholder proxies by telephone on behalf of the Company. They will not attempt to influence how you vote your shares but only ask that you take the time to cast a vote. You may be asked if you would like to vote over the phone and have your vote transmitted to our proxy tabulation firm. Our officers and regular employees of our investment adviser and administrator, Oak Hill Advisors, L.P. ("OHA"), may also, without compensation other than their regular compensation, solicit proxies by further mailing or personal conversations, or by telephone, facsimile or other electronic means.

A number of brokerage firms and other institutional holders of record have implemented "householding," which permits such firms to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement and annual report addressed to those stockholders, unless contrary instructions have been received from the affected stockholders. If you have received notice from your broker that it will be householding communications to your address, householding will continue until you are notified otherwise, or until you notify your broker that you revoke your consent to householding. Stockholders who currently receive multiple copies of the proxy statement at their addresses and would like to request information about householding of their communications should contact their brokers or other intermediary holder of record. If you would like a separate copy of the proxy statement, you can notify us by sending a written request to: Corporate Secretary, OHA Investment Corporation, 1114 Avenue of the Americas, 27th Floor, New York, New York 10036, or by calling (212) 852-1900.

Important Notice Regarding the Availability of Proxy Materials for the 2016 Annual Meeting of Stockholders to be held on June 7, 2016

The Notice of Annual Meeting of Stockholders, Proxy Statement, Proxy Card and Annual Report to Stockholders on Form 10-K are available at the following website: www.ohainvestmentcorporation.com.

Security Ownership of Certain Beneficial Owners and Management

As of the Record Date, to our knowledge, there were no persons that owned 25% or more of our outstanding voting securities, and no person would be deemed to control us, as such term is defined in the Investment Company Act of 1940, as amended ("1940 Act").

Our directors are divided into two groups — interested directors and independent directors. Interested directors are “interested persons” of us, as defined in the 1940 Act.

The following table shows the amount of our common stock beneficially owned (unless otherwise indicated) as of April 15, 2016, by (1) any person known to us to be the beneficial owner of more than 5% of the outstanding shares of our common stock, (2) each of our directors and nominees for director, (3) our chief executive officer and certain other executive officers and (4) all directors and executive officers as a group. The number of shares beneficially owned by each entity, person, director or executive officer is determined under the rules of the Securities and Exchange Commission (the “SEC”) and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares as to which the individual has the sole or shared voting power or investment power and also any shares that the individual has the right to acquire within 60 days of April 15, 2016, through the exercise of any stock option or other right. Unless otherwise indicated, each person has the sole investment and voting power, or shares such powers with his spouse, with respect to the shares set forth in the table. Unless known otherwise by us, the beneficial ownership information is based on the most recent Form 3, Form 4, Form 5 or Schedule 13G, as applicable.

Name and Address of Beneficial Owner	Number of Shares Beneficially Owned(1)	Percent of Class(2)
Beneficial owners of more than 5%
Credit Suisse AG(3)	1,705,729	8.46%
RiverNorth Capital Management, LLC(4)	1,204,774	5.97%
Wedbush Opportunity Capital, LLC and Wedbush Opportunity Partners, LP(5)	1,064,286	5.28%
Independent Directors(6)
Stuart I. Oran	25,588	*
James A. Stern	25,588	*
Frank V. Tannura	25,588	*
Interested Directors(6)
Glenn R. August(7)	816,401	4.05%
Alan M. Schrager	—	—
Executive Officers(6)
Steven T. Wayne	—	—
Cory E. Gilbert	6,634	*
Directors and Executive Officers as a group (7 persons)	899,799	4.46%

*	Indicates less than one percent.

(1)	Beneficial ownership has been determined in accordance with Rule 13d-3 of the Securities Exchange Act of 1934, as amended (the "Exchange Act").

(2)	Based on a total of 20,172,392 shares of our common stock issued and outstanding on April 15, 2016.

(3)
The address of Credit Suisse AG (the "Bank") is Uetlibergstrasse 231, P.O. Box 900, CH 8070 Zurich, Switzerland. The shares are beneficially owned by one or more subsidiaries of the Bank. Beneficial ownership information based upon a Schedule 13G filed on February 16, 2016.

(4)	The address of RiverNorth Capital Management, LLC is 325 N. LaSalle Street, Suite 645, Chicago, IL 60654. Beneficial ownership information based upon a Schedule 13G filed on February 16, 2016.

(5)
The address of Wedbush Opportunity Capital, LLC ("WOC") and Wedbush Opportunity Partners, LP ("WOP") is 1000 Wilshire Blvd., Los Angeles, CA 90017. The shares are directly held by WOP and other funds managed by WOC. WOC is the general partner of WOP. Beneficial ownership information based upon a Schedule 13G filed on February 12, 2016.

(6)	The address of each of our directors and executive officers is c/o Oak Hill Advisors, L.P., 1114 Avenue of the Americas, 27th Floor, New York, NY 10036.

(7)
Includes 816,401 shares held by OHA BDC Investor, LLC. Mr. August is a managing member of OHA Partner Global Co-Investment, LLC, which serves as the managing member of OHA BDC Investor, LLC, but Mr. August disclaims beneficial ownership of shares beyond his pecuniary interest in OHA BDC Investor, LLC. for purposes of Section 16 under the Exchange Act.

Dollar Range of Securities Beneficially Owned by Directors
The following table sets forth the dollar range of the Company’s common stock beneficially owned by each of our directors as of April 1, 2016. Information as to beneficial ownership is based on information furnished to the Company by such persons. The Company is the sole registered investment company overseen by the directors and is not a member of a "Family of Investment Companies."

Directors	Dollar Range of Common Stock Benefically Owned(1)
Independent Directors
Stuart I. Oran	$50,001-$100,000
James A. Stern	$50,001-$100,000
Frank V. Tannura	$50,001-$100,000

Interested Directors
Glenn R. August(2)	Over $1,000,000
Alan M. Schrager	None

(1)	Dollar ranges are as follows: None; $1-$10,000; $10,001-$50,000; $50,001-$100,000; $100,001-$500,000; $500,001-$1,000,000 or over $1,000,000.
(2)
Reflects the holdings of OHA BDC Investor, LLC. Mr. August is a managing member of OHA Partner Global Co-Investment, LLC, which serves as the managing member of OHA BDC Investor, LLC, but Mr. August disclaims beneficial ownership of shares beyond his pecuniary interest in OHA BDC Investor, LLC for purposes of Section 16 under the Exchange Act.

The following table sets forth the dollar range of limited partnership interests in other private funds advised by OHA and beneficially owned by any of our Independent Directors and his or her immediate family as of the dates set forth below.

Name of Director	Name of Owners	Name of Investment	Title of Class	Value of Securities
James A. Stern	James A. Stern	Oak Hill Special Opportunities Fund*	N/A - Single Class	$185,399***
Frank V. Tannura	Frank V Tannura Trust	Oak Hill Credit Opportunities Fund	N/A - Single Class	$827,898**
		Oak Hill Special Opportunities Fund*	N/A - Single Class	$37,080***
* This fund is co-managed with Oak Hill Capital Partners.
** As of March 31, 2016.
*** As of December 31, 2015.

PROPOSAL 1 — ELECTION OF DIRECTORS

Our business and affairs are managed under the direction of the Board of Directors. Our charter provides that we will have five directors, which number may be increased or decreased only by the Board of Directors pursuant to our bylaws. The Board of Directors currently has five directors, including three directors who are not “interested persons” as defined in the 1940 Act and who serve as our independent directors.

The Board of Directors is divided into three classes, which we refer to as Class I, Class II and Class III directors. The term of our Class I director, Mr. James A. Stern, expires at the 2017 annual meeting of our stockholders. The term of our Class II directors, Mr. Alan M. Schrager and Mr. Frank V. Tannura, expires at the 2018 annual meeting of our stockholders. The term of our Class III directors, Mr. Glenn R. August and Mr. Stuart I. Oran, expires at the 2016 annual meeting of our stockholders. At each annual meeting of stockholders, a class of directors is elected for a term expiring at the annual meeting in the third year following the year of election. Each director holds office until his successor is elected and qualified.

Messrs. August and Oran have been nominated by the Board of Directors for re-election to hold office until the 2019 annual meeting of our stockholders and until their successors are duly elected and qualified. In the election of the two directors, you may vote “FOR” the nominees or your vote may be “WITHHELD” with respect to the nominees. If you authorize your proxy to vote your shares but do not provide voting instructions, your shares will be voted in accordance with the recommendations of the Board of Directors. Both of the nominees have consented to serve if elected. Neither Mr. August nor Mr. Oran is being nominated to serve as a director pursuant to any agreement or understanding between him and the Company. As of the mailing of these proxy materials, the Board of Directors knows of no reason why either of the nominees would be unable to serve as a member of the Board of Directors. If, at the time of the annual meeting, either of the nominees are unable or unwilling to serve as a director, it is intended that the persons named as proxies will vote to elect a substitute nominee designated by the Board of Directors.

Recommendation of the Board of Directors

The Board of Directors recommends that each stockholder vote “FOR” the election of Mr. Glenn R. August and Mr. Stuart I. Oran as Class III directors.

Information about the Directors, Nominees and Executive Officers

Board of Directors

Certain information with respect to the Class III nominees for election at the meeting, as well as each of the other directors whose terms will continue after the annual meeting, is set forth below.

Name	Age	Position	Director Since	Term Expires
Independent Directors
Stuart I. Oran*	65	Director	2014	2016 (2019, if elected)
James A. Stern	65	Director	2014	2017
Frank V. Tannura	59	Director	2014	2018
Interested Directors
Glenn R. August*	54	Director, Chairman of the Board	2014	2016 (2019, if elected)
Alan M. Schrager	47	Director	2015	2018
*    Nominee for election at the meeting.

The address for each of our directors is c/o OHA Investment Corporation, 1114 Avenue of the Americas, 27th Floor, New York, New York 10036.

Executive Officers Who Are Not Directors

Information regarding our executive officers who are not directors is as follows:

Name	Age	Position
Steven T. Wayne	49	President and Chief Executive Officer
Cory E. Gilbert	43	Chief Financial Officer and Treasurer

The address for each of our executive officers is c/o OHA Investment Corporation, 1114 Avenue of the Americas, 27th Floor, New York, New York 10036. Each of our executive directors serves until his or her successor is duly elected and qualifies or until his or her earlier death, resignation or removal.

Biographical Information

The Board of Directors believes that each of our directors and director nominees is highly qualified to serve as members of the Board of Directors. All of these individuals bring to our Board of Directors a wealth of executive leadership experience, and all are highly educated and have diverse backgrounds and talents and extensive track records of success in what we believe are highly relevant positions with reputable organizations. For the purposes of this presentation, our directors and director nominees have been divided into two groups — independent directors and interested directors. Interested directors are “interested persons” as defined in the 1940 Act. There are no family relationships between any director, executive officer or nominee.

Independent Directors/Director Nominees

Stuart I. Oran has served as a member of our Board of Directors since September 2014. Since 2011, Mr. Oran also serves as a Partner of Liberty Hall Capital, a private equity firm focused on businesses serving the aerospace and defense industry. Mr. Oran also co-founded FCB Financial Holdings, Inc. (NYSE: FCB), a bank holding company formed to acquire failed banks in FDIC-assisted transactions and, since 2010, he has served on the Boards of Directors of FCB Financial and its banking subsidiary, Florida Community Bank, NA. Mr. Oran also serves on the Boards of Directors of Spirit Airlines (NASDAQ: SAVE) (since 2004) and Red Robin Gourmet Burgers (NASDAQ: RRGB) (since 2010), and he has previously served on the Boards of Deerfield Capital, a financial services firm, and Wendy’s International. Prior to co-founding FCB Financial, Mr. Oran was a senior executive of United Airlines (from 1994 to 2002) where he served on the Management Committee and led its International Division. Mr. Oran began his career in 1974 with Paul, Weiss, Rifkind, Wharton & Garrison where he was a Corporate Partner focused on financial services and private equity transactions. Mr. Oran earned a B.S. from Cornell University and a J.D. from the University of Chicago Law School. We believe Mr. Oran’s extensive experience as an investor, an operating executive and a director of public companies brings important and valuable skills to our Board of Directors.

James A. Stern has served as a member of our Board of Directors since September 2014. Mr. Stern is the Founder and Chairman of The Cypress Group, a New York based private equity firm that manages funds in excess of $3.5 billion, a role he has held since 1994. He currently serves on the board of directors of a number of corporations including Affinia Group Intermediate Holdings, Inc. (since 2004) and CYS Investments (NYSE: CYS) (since 2006), and he has served on the boards of directors of Infinity Broadcasting, WESCO International, Inc., Lear Corporation, and Cinemark USA, Inc. Prior to founding The Cypress Group in 1994, Mr. Stern had a twenty-year career with Lehman Brothers. He joined the firm in 1974 and was named Managing Director in 1982. In 1988, he joined the firm’s management committee and became co-head of investment banking. He was named head of merchant banking in 1989. Mr. Stern is Chairman Emeritus of The Board of Trustees of Tufts University and has been a board member of several charitable organizations including The Jewish Museum, the Cystic Fibrosis Foundation and the Cancer Research Foundation. Mr. Stern earned a BSCE from Tufts University and an MBA from Harvard University. We believe Mr. Stern’s extensive experience in private equity and investment banking brings important and valuable skills to our Board of Directors.

Frank V. Tannura has served as a member of our Board of Directors since September 2014. Mr. Tannura also currently serves as an Operating Advisor to LaSalle Capital Group and as Executive Operating Partner with Mason Wells, where he serves on the boards of several portfolio companies of each firm. Prior to joining LaSalle in 2009, he served as the Chief Executive Officer of Packaging Dynamics Corporation, a food packaging manufacturer and as a member of its board of directors. Mr. Tannura joined Packaging Dynamics from Ivex Packaging Corporation where he served as a Director, as an Executive Vice President and as the firm’s Chief Financial Officer. His civic activities include service as a director of the Western Golf Association, Loyola University of Chicago Quinlan School of Business, and St. Laurence High School. He began his career with Price Waterhouse in the Audit practice. Mr. Tannura earned his B.B.A. from Loyola University Chicago and an M.B.A. from the University of Texas at Austin. We believe Mr. Tannura’s extensive experience as an officer of public companies, an operating adviser and an auditor brings important and valuable skills to our Board of Directors.

Interested Directors/Director Nominees

Glenn R. August has served as the Chairman of our Board of Directors since September 2014. Mr. August is the Founder of OHA and serves as its Chief Executive Officer. He has overall management responsibility for the firm and serves as global head of the firm’s distressed investment activities. Mr. August co-founded the predecessor investment firm to OHA in 1987 and took over responsibility for the firm’s credit and distressed investment activities in 1990. Mr. August has played leadership roles in numerous restructurings and, since 1987, has served on ten corporate boards, including Cooper-Standard Holdings Inc. (NYSE: CPS) since 2014. He currently serves on the Board of Directors of the 92nd St. Y and on the Board of Trustees of Horace Mann School and The Mount Sinai Medical Center. He previously worked in the mergers and acquisitions department at Morgan Stanley in New York and London. Mr. August earned an M.B.A. from Harvard Business School, where he was a Baker Scholar, and a B.S. from Cornell University. We believe Mr. August’s extensive experience as a debt investor, a chief executive and a director of public and private companies brings important and valuable skills to our Board of Directors.

Alan M. Schrager has served as a member of our Board of Directors since June 2015. Mr. Schrager joined OHA in 2003 and currently serves as a Portfolio Manager and Senior Partner of OHA. Mr. Schrager shares portfolio management responsibilities for a number of portfolios managed by OHA. Prior to joining OHA, Mr. Schrager was a Managing Director of USBancorp Libra, where he was responsible for originating, evaluating and structuring private equity, mezzanine and debt transactions from 1998 to 2003. From 1999 to 2000, while on secondment from USBancorp Libra (subsequently renamed Libra Securities), Mr. Schrager held several positions at Primary Network, a data competitive local exchange carrier, including Chief Financial Officer and Interim Chief Executive Officer. He previously worked in the Leveraged Finance and High Yield Capital Markets group at UBS Securities, LLC from 1996 to 1998. Mr. Schrager earned an M.B.A. from The Wharton School of the University of Pennsylvania, and a B.A. from the University of Michigan. We believe Mr. Schrager’s extensive experience as a debt investor and capital markets professional brings important and valuable skills to our Board of Directors.

Information About Executive Officers Who Are Not Directors

Steven T. Wayne has served as our President and Chief Executive Officer since January 2016. Mr. Wayne is a Portfolio Manager and Managing Director of OHA and shares leadership of OHA’s U.S. private lending activities. Mr. Wayne joined OHA in 2006 and has responsibility for OHA’s investments in middle market and sponsor originated transactions. Mr. Wayne was previously a Managing Director of Berenson & Company, a boutique investment and merchant bank, where he also served as Chief Financial Officer. Prior to Berenson, he worked at a middle market private equity firm and he began his career in the Corporate Finance Department of Drexel Burnham Lambert. Mr. Wayne earned a B.S., magna cum laude, from The Wharton School of the University of Pennsylvania. He serves on the Board of Directors of The Traxis Group, B.V.

Cory E. Gilbert has served as our Chief Financial Officer and Treasurer since June 2015. From September 2013 to May 2015, he worked at RED Capital Group, the mortgage banking arm of ORIX USA, where he most recently served as their CFO. Prior to that, from September 2008 to August 2013, Mr. Gilbert served as the controller of ORIX Capital Markets. He earned a Bachelor of Business Administration with a focus on accounting from Abilene Christian University and is a Certified Public Accountant.

Information About Chief Compliance Officer

Lisa R. Price has served as our Chief Compliance Officer and Corporate Secretary since June 2015. She previously worked as an attorney in the Financial Services Group of Dechert LLP from September 2005 to May 2015. Ms. Price earned a J.D. from NYU Law School and a B.A. from Yale University.

Board of Directors and Its Leadership Structure

The Board of Directors provides overall guidance and supervision with respect to our operations and performs the various responsibilities imposed on the directors of business development companies by the 1940 Act. Among other things, the Board of Directors supervises our management arrangements, the custodial arrangements with respect to portfolio securities, the selection of accountants, fidelity bonding and transactions with affiliates. All actions taken by the Board of Directors are taken by majority vote unless a higher percentage is required by law or unless the 1940 Act or our charter or bylaws require that the actions be approved by a majority of the directors who are not “interested persons” (as defined in the 1940 Act).

We separate the roles of Chief Executive Officer and Chairman of the Board of Directors in recognition of the differences between the two roles. Our Chief Executive Officer is responsible for the day to day operation of the Company, while the Chairman of the Board of Directors provides guidance to the Chief Executive Officer, sets the agenda for Board of Directors meetings and presides over meetings of the Board of Directors. Presently, Mr. August serves as the Chairman of the Board of Directors. Mr. August is an “interested person” as defined in Section 2(a)(19) of the 1940 Act because he is the Chief Executive Officer and Co-Founder of OHA, which is the investment advisor and administrator of the Company. Our Board does not currently have a designated lead independent director. We are aware of the potential conflicts that may arise when a non-independent director is chairman of the Board, but believe these potential conflicts are offset by our strong corporate governance practices. Our corporate governance practices include regular meetings of the independent directors in executive session without the presence of interested directors and management, the establishment of Audit and Nominating and Corporate Governance Committees comprised solely of independent directors and the appointment of a chief compliance officer, with whom the independent directors meet with in executive session, for administering our compliance policies and procedures.

The Board has established an Audit Committee, a Compensation Committee and a Nominating and Corporate Governance Committee, and it may establish additional committees from time to time as necessary. The scope and responsibilities assigned to each of these committees is discussed in greater detail below.

Risk Oversight.  The Board of Directors has an active role, as a whole and also at the committee level, in overseeing management of the Company’s risks. The Board of Directors regularly reviews information regarding the Company’s credit, liquidity and operational risks, as well as other types of risks. The Compensation Committee is responsible for overseeing the management of risks relating to the Company’s investment advisory agreement. The Audit Committee oversees management of financial risks. The Nominating and Corporate Governance Committee manages risks associated with the independence of the Board of Directors and potential conflicts of interest. While each committee is responsible for evaluating certain risks and overseeing the management of such risks, the entire Board of Directors is regularly informed about such risks.
Board Meetings.  During 2015, the Board of Directors met ten times. Each director attended at least 75% of all meetings held by the Board of Directors and of the committees of the Board of Directors on which he served. All of our directors attended the 2015 annual meeting of stockholders, which was held on June 10, 2015.

Board Committees.  The Board of Directors has three standing committees: an Audit Committee, a Compensation Committee, and a Nominating and Corporate Governance Committee. The members of the Board of Directors on the date of this proxy statement and the committees of the Board of Directors on which they serve, are identified below.

Director	Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee
Glenn R. August
Alan M. Schrager
Stuart I. Oran	*	*	**
James A. Stern	*	**	*
Frank V. Tannura	**	*	*

*	Indicates membership on committee.
**	Indicates committee chairman.

Audit Committee.  The charter of the Audit Committee sets forth the responsibilities of the Audit Committee, which include, among other things, selecting or retaining each year an independent registered public accounting firm, which we refer to as the auditors, to audit our accounts and records; reviewing and discussing with management and the auditors our annual audited financial statements, including disclosures made in management’s discussion and analysis, and recommending to the Board of Directors whether the audited financial statements should be included in our annual report on Form 10-K; reviewing and discussing with management and the auditors our quarterly financial statements prior to the filings of our quarterly reports on Form 10-Q; pre-approving the auditors’ engagement to render audit and/or permissible non-audit services; and evaluating the qualifications, performance and independence of the auditors.

Each member of the Audit Committee is independent within the meaning of SEC regulations and the Nasdaq Global Select Market qualitative listing requirements and is able to read and understand fundamental financial statements, including the statement of net assets, statement of operations, statement of changes in net assets and statement of cash flows. No member of the Audit Committee has participated in the preparation of the financial statements at any time during the past three years. The Audit Committee also aids the Board of Directors in estimating the fair values of debt and equity securities that are not publicly traded or for which current market valuations are not readily available. Mr. Tannura, the chair of the Audit Committee, is qualified as an audit committee financial expert within the meaning of SEC regulations, and the Board of Directors has determined that he has past experience in finance or accounting that results in his financial sophistication within the meaning of the Nasdaq Global Select Market qualitative listing requirements. The charter of the Audit Committee is available on our website (www.ohainvestmentcorporation.com). Information contained on or connected to our website is not incorporated by reference into this proxy statement and should not be considered a part of this proxy statement or any other filing that we file with the SEC. The Audit Committee met six times during 2015.

Compensation Committee.  The charter of the Compensation Committee sets forth the responsibilities of the Compensation Committee, which include reviewing and approving the performance goals and objectives relative to the compensation of our investment advisor or, if we cease to have a separate investment advisor and directly compensate our executive officers, the compensation of our executive officers relative to other executive officers, evaluating the performance of our chief executive officer and our investment advisor and, together with the independent directors, determining and approving the compensation of our investment advisor based on the Compensation Committee’s evaluation of the investment advisor. All members of the Compensation Committee are independent within the meaning of SEC regulations and the Nasdaq Global Select Market qualitative listing requirements. The charter of the Compensation Committee is available on our website (www.ohainvestmentcorporation.com). Information contained on or connected to our website is not incorporated by reference into this proxy statement and should not be considered a part of this proxy statement or any other filing that we file with the SEC. The Compensation Committee met one time during 2015.

Nominating and Corporate Governance Committee.  The charter of the Nominating and Corporate Governance Committee sets forth the responsibilities of the Nominating and Corporate Governance Committee, which include, among other things, considering and making recommendations to the Board of Directors concerning the appropriate size, function and needs of the Board of Directors, developing and recommending policies and practices relating to corporate governance, and considering questions related to conflicts of interests of members of the Board of Directors and senior executives of the Company. The Nominating and Corporate Governance Committee selects individuals for nomination to the Board of Directors. In addition, the Nominating and Corporate Governance Committee develops and reviews background information on candidates for the Board of Directors and makes recommendations to the Board of Directors regarding such candidates. The Nominating and Corporate Governance Committee also prepares and supervises the Board of Directors’ annual review of director independence. The Nominating and Corporate Governance Committee also reviews and may make recommendations to the Board of Directors relating to those issues that pertain to the effectiveness of the Board of Directors in carrying out its responsibilities in governing us and overseeing our management. All of the members of the Nominating and Corporate Governance Committee are independent within the meaning of SEC regulations and the Nasdaq Global Select Market qualitative listing requirements. No member of the Nominating and Corporate Governance Committee is an “interested person” as defined in the 1940 Act. The charter of the Nominating and Corporate Governance Committee is available on our website (www.ohainvestmentcorporation.com). Information contained on or connected to our website is not incorporated by reference into this proxy statement and should not be considered a part of this proxy statement or any other filing that we file with the SEC. The Nominating and Corporate Governance Committee met two times during 2015.

The Nominating and Corporate Governance Committee considers candidates for membership to the Board of Directors suggested by its members and other members of the Board of Directors, as well as management and stockholders. A stockholder who wishes to recommend a prospective nominee for the Board of Directors should notify our Corporate Secretary in writing in care of OHA Investment Corporation, Attention: Corporate Secretary, 1114 Avenue of the Americas, 27th Floor, New York, New York 10036 in compliance with the advance notice provisions of our bylaws, which set forth specific requirement as to the content of the notice. Such provisions require stockholder notice to be given not earlier than the 150th day prior to the first anniversary of the date of mailing of the notice for the preceding year’s annual meeting nor later than 5:00 p.m., Eastern Time, on the 120th day prior to the first anniversary of the date of mailing of the notice for the preceding year’s annual meeting; provided, however, that in the event that the date of the annual meeting is advanced or delayed by more than 30 days from the first anniversary of the date of the preceding year’s annual meeting, notice by the stockholder to be timely must be so delivered not earlier than the 150th day prior to the date of such annual meeting and not later than 5:00 p.m., Eastern Time, on the later of the 120th day prior to the date of such annual meeting or the tenth day following the day on which public announcement of the date of such meeting is first made. This notice must contain, as to each nominee, all of the information related to such person as would be required to be disclosed in a proxy statement meeting the requirements of Regulation 14A under the Exchange Act, and certain other information set forth in the bylaws. Nominees for director who are recommended by stockholders will be evaluated in the same manner as any other nominee for director.

The Board of Directors believes that it is necessary for each of the Company’s directors to possess many qualities and skills. When searching for new candidates, the Nominating and Corporate Governance Committee considers the evolving needs of the Board of Directors and searches for candidates that fill any current or anticipated future gap. The Board of Directors also believes that all directors must possess a considerable amount of business management (such as experience as a chief executive officer or chief financial officer) and educational experience. The Nominating and Corporate Governance Committee first considers a candidate’s management experience and then considers issues of judgment, background, stature, conflicts of interest, integrity, ethics and commitment to the goal of maximizing stockholder value when considering director candidates. The Nominating and Corporate Governance Committee also focuses on issues of diversity, such as diversity of gender, race and national origin, education, professional experience and differences in viewpoints and skills. The Nominating and Corporate Governance Committee does not have a formal policy with respect to diversity; however, the Board of Directors and the Nominating and Corporate Governance Committee believe that it is essential that the members of the Board of Directors represent diverse viewpoints. In considering candidates for the Board of Directors, the Nominating and Corporate Governance Committee considers the entirety of each candidate’s credentials in the context of these standards. With respect to the nomination of continuing directors for re-election, the individual’s contributions to the Board of Directors are also considered.

The Nominating and Corporate Governance Committee believes a prospective nominee for director should, at a minimum, satisfy the following standards and qualifications and evaluates prospective nominees accordingly:

•	be an individual of the highest character and integrity and have an inquiring mind, vision, a willingness to ask hard questions and the ability to work well with others;

•	be free of any conflict of interest that would violate any applicable law or regulation or interfere with the proper performance of the responsibilities of a director;

•
be willing and able to devote sufficient time to the affairs of the Company and be diligent in fulfilling the responsibilities of a member of the Board of Directors and a member of any committees thereof (including developing and maintaining sufficient knowledge of the Company and the specialty finance industry in general; reviewing and analyzing reports and other information important to responsibilities of the Board and any committee thereof; preparing for, attending and participating in meetings of the Board of Directors and meetings of any committee thereof; and satisfying appropriate orientation and continuing education guidelines); and

•	have the capacity and desire to represent the balanced, best interests of the stockholders of the Company as a whole and not primarily a special interest group or constituency.

The Nominating and Corporate Governance Committee also considers such other relevant factors as it deems appropriate, including the current composition of the Board of Directors, the balance of management and independent directors and the need for Audit Committee expertise. After completing its evaluation, the Nominating and Corporate Governance Committee makes a recommendation to the full Board of Directors as to the persons who should be nominated by the Board of Directors, and the Board of Directors determines the nominees after considering the recommendation and report of the Nominating and Corporate Governance Committee.
Communications with the Board of Directors

Stockholders may address correspondence to the Board of Directors as a whole or to individual members of the Board of Directors relating to us via e-mail at investor_relations@ohainvestmentcorporation.com. The correspondence will then be forwarded to the applicable addressee. Correspondence may also be directed to OHA Investment Corporation, Attention: Corporate Secretary, 1114 Avenue of the Americas, 27th Floor, New York, New York 10036. At the direction of the Board of Directors, all mail received will be opened and screened for security purposes.

Corporate Governance

We are a Maryland corporation subject to the provisions of the Maryland General Corporation Law. Our day-to-day operations and requirements as to the place and time, conduct and voting at a meeting of stockholders are governed by our charter and bylaws, the provisions of the Maryland General Corporation Law and the provisions of the 1940 Act. A copy of the charter and bylaws, corporate governance policy and the charters of the Audit, Compensation and Nominating and Corporate Governance Committees may be obtained by submitting a written request to OHA Investment Corporation, Attention: Corporate Secretary, 1114 Avenue of the Americas, 27th Floor, New York, New York 10036.

Corporate Governance Documents

We have adopted a Code of Business Conduct and Ethics, Code of Ethics, and Corporate Governance Policy, each of which are available on our website (www.ohainvestmentcorporation.com) and are also available to any stockholder who submits a written request to OHA Investment Corporation, Attention: Corporate Secretary, 1114 Avenue of the Americas, 27th Floor, New York, New York 10036. Information contained on or connected to our website is not incorporated by reference into this proxy statement and should not be considered a part of this proxy statement or any other filing that we file with the SEC.

Independent Directors

NASDAQ corporate governance rules require listed companies to have a board of directors with at least a majority of independent directors. Under NASDAQ corporate governance rules, in order for a director to be deemed independent, the Board must determine that the individual does not have a relationship that would interfere with the director’s exercise of independent judgment in carrying out his responsibilities. On an annual basis, each director is required to complete an independence questionnaire designed to provide information to assist the Board in determining whether the director is independent under NASDAQ corporate governance rules, the 1940 Act and applicable corporate governance guidelines. The Board has determined that each of its directors, other than Messrs. August and Schrager, is independent under the applicable listing standards of the NASDAQ Global Select Market and under the Exchange Act and the 1940 Act.

Compensation of Directors

The following table sets forth the compensation paid by us to our directors in 2015:

Name of Person, Position	Fees earned or paid in cash	Total
Independent Directors
Stuart I. Oran	$80,000	$80,000
James A. Stern	$80,000	$80,000
Frank V. Tannura	$85,000	$90,373
Interested Directors(1)
Glenn R. August	—	—
Robert B. Okun(2)	—	—
Alan M. Schrager(2)	—	—

(1)	Interested directors do not receive any direct compensation from us.

(2)	Mr. Okun served on the Board of Directors from September 2014 until June 2015. Mr. Schrager was appointed to the Board of Directors effective June 10, 2015.

Each independent director receives an annual fee of $75,000 and reimbursement for all out-of-pocket expenses relating to attendance at meetings. In addition, the Chairman of the Audit Committee receives an annual fee of $10,000 in quarterly payments, and each chairman of any other committee receives an annual fee of $5,000 in quarterly payments.
Certain Relationships and Related Transactions

Investment Advisory and Administration Agreements

We are party to an investment advisory agreement and an administration agreement with our investment advisor and administrator, OHA. OHA manages our investments and business pursuant to the investment advisory agreement. For providing these services, OHA receives a fee from the Company consisting of two components: a base management fee and an incentive fee. For the fiscal year ended December 31, 2015, OHA earned a base management fee of approximately $3,034,000 and an incentive fee of approximately $969,000. As administrator, OHA provides us with administrative services necessary to conduct our day-to-day operations. Payments under the administration agreement are equal to our allocable portion of OHA’s overhead in performing its obligations under the administration agreement, including all administrative services necessary for our operation and the conduct of our business. For the fiscal year ended December 31, 2015, OHA was reimbursed $2.5 million by the Company for the services described above.

The address of our investment advisor and administrator is 1114 Avenue of the Americas, 27th Floor, New York, New York 10036. Two of our current directors, Messrs. August and Schrager, have direct and indirect ownership interests in our investment advisor.

Indemnity Agreements

We have entered into indemnity agreements with certain executive officers and directors which provide, among other things, that we will indemnify such officer or director, under the circumstances and to the extent provided for therein, for expenses, damages, judgments, fines, liabilities, losses, penalties, excise taxes and amounts paid in settlement that he or she may be required to pay in actions or proceedings to which he or she is or may be made a party by reason of his or her position as a director or officer, and otherwise to the fullest extent permitted under Maryland law and our charter and bylaws. In addition, the investment advisory agreement provides that, absent willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, our investment advisor, its partners and our advisors’ and its partners’ respective officers, advisors, partners, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from us for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising out of or otherwise based upon any of our investment advisor’s duties or obligations under the investment advisory agreement or otherwise as our investment advisor.

Review, Approval or Ratification of Transactions with Related Persons

Our independent directors are required to review and approve any transactions with related persons (as such term is defined in Item 404 of Regulation S-K).

Section 16(a) Beneficial Ownership Reporting Compliance

To our knowledge, based solely on a review of the copies of beneficial ownership reports furnished to us, we believe that, during the year ended December 31, 2015, all Section 16(a) filing requirements applicable to the executive officers and directors were timely satisfied.

Information about the Audit Committee and the Principal Accountant

The following report of the Audit Committee of the Board of Directors does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other filing by us under the Securities Act of 1933, as amended, the Exchange Act, or the 1940 Act, except to the extent that we specifically incorporate this report by reference therein.
Report of the Audit Committee

The Audit Committee of the Board of Directors is responsible for the selection and engagement of the Company’s independent auditors, the review and pre-approval of both the audit and non-audit work of the Company’s independent public accountants, the review of the Company’s compliance with regulations of the Securities and Exchange Commission, which we refer to as the SEC, and the Internal Revenue Service and other related matters. The Company adopted an Audit Committee Charter on September 30, 2014. The full text of the Audit Committee’s current charter is available on the Company’s website (www.ohainvestmentcorporation.com). Information contained on or connected to the Company’s website is not incorporated by reference into this proxy statement and should not be considered a part of this proxy statement or any other filing that we file with the SEC.

The members of the Audit Committee are not professionally engaged in the practice of auditing or accounting and are not experts in the fields of accounting or auditing. Members of the Audit Committee rely without independent verification on the information provided to them and on representations made by management and the independent registered public accounting firm. Accordingly, the Audit Committee’s oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial principles or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee’s considerations and discussions referred to below do not assure that the audit of the Company’s financial statements has been carried out in accordance with generally accepted auditing standards or that the financial statements are prepared in accordance with generally accepted accounting principles.

The Audit Committee schedules its meetings with a view to ensuring that it devotes appropriate attention to all of its duties. The Audit Committee’s meetings include, whenever appropriate, executive sessions with our independent auditor without the presence of management.

As part of its oversight of our financial statements, the Audit Committee reviews and discusses with both management and the Company’s independent auditor all annual and quarterly financial statements prior to their issuance. During 2015, management advised the Audit Committee that each set of financial statements reviewed had been prepared in accordance with generally accepted accounting principles and reviewed significant accounting and disclosure issues with the Audit Committee. These reviews included discussions with Ernst & Young LLP ("E&Y"), the Company’s independent registered public accounting firm for the year ended December 31, 2015, of matters required to be disclosed pursuant to the Public Company Accounting Oversight Board’s AU Section 380 (Communication with Audit Committees), including the quality of our accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the financial statements. The Audit Committee also discussed with E&Y matters relating to its independence, including a review of audit and non-audit fees and reviewed the written disclosure and the letter from E&Y required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent auditor’s communications with the Audit Committee concerning independence. The Audit Committee also discussed with the Company’s management and E&Y such other matters and received such assurance from them, as the Audit Committee deemed appropriate.

Based on the review and discussions noted above, the Audit Committee recommended to the Board of Directors that the Board of Directors approve the inclusion of the Company’s audited financial statements for the year ended December 31, 2015, in the Company’s Annual Report on Form 10-K for the year ended December 31, 2015, which was filed with the SEC on March 15, 2016.

Respectfully submitted by the Audit Committee of the Board,

Frank V. Tannura, Chairman
Stuart I. Oran
James A. Stern
Audit Fees, Audit-Related Fees, Tax Fees and All Other Fees

The following table represents aggregate fees billed to us and to OHA for the fiscal years ended December 31, 2015 and 2014 by Ernst & Young LLP ("E&Y").

	Fiscal Year Ended December 31, 2015	Fiscal Year Ended December 31, 2014
Audit Fees	$520,000	$560,000
Audit-related Fees	53,097	42,760
Tax Fees	63,820	40,945
All Other Fees	—	—
All Other Fees Billed to Advisor	206,100	93,380
Total Fees	$843,017	$737,085

Audit fees relate to fees and expenses billed by E&Y for the audit of our annual financial statements, audit of management’s report on internal controls over financial reporting, review of our quarterly financial statements and review of registration statements filed with the SEC. Audit-related fees include fees billed for out-of-pocket expenses for audit-related services and for attest services that are not required by statute or regulation. Tax fees consist of fees billed for professional services for tax compliance, tax advice and tax planning. All other fees would relate to fees billed for products and services other than services described above. All other fees billed to OHA represent non-audit fees for tax services provided to OHA, our investment advisor and administrator, for federal and state tax compliance and other tax services.

All of the audit-related and tax services provided to us were pre-approved by the Audit Committee. The non-audit services provided to OHA during the fiscal year ended December 31, 2014 were primarily performed before OHA became our investment advisor and administrator. E&Y did not provide any non-audit services to any entity controlling, controlled by or under common control with OHA that provides ongoing services to us. The Audit Committee has considered whether the provision of non-audit services by E&Y to us and to OHA is compatible with maintaining E&Y’s independence in the conduct of its auditing functions.

The Audit Committee’s procedure is to approve prior to commencement of the engagement or project all audit and permitted non-audit services (including the fees and terms thereof) to be performed by the independent auditor for us, for OHA on our behalf, and for any entity controlling, controlled by or under common control with OHA on our behalf, subject to the de minimis exception for non-audit services set forth in Rule 2-01(c)(7)(i)(C) of Regulation S-X that are approved by the Audit Committee before completion of the audit. In pre-approving all audit services and permitted non-audit services provided by the independent auditor, the Audit Committee or a delegated member must consider whether the provision of the permitted non-audit services is compatible with maintaining the independence of, and its status as, our independent auditor.

Certain services may not be provided to us by the independent auditor without jeopardizing the auditor’s independence. These services are deemed prohibited services and include certain management functions; human resources services; broker-dealer, investment advisor or investment banking services; legal services and expert services unrelated to the audit. Other services are conditionally prohibited and may be provided if the Audit Committee reasonably concludes that the results of the services will not be subject to audit procedures during an audit of our financial statements. These types of services include bookkeeping, financial information systems design and implementation, valuation services and internal audit outsourcing services.
PROPOSAL 2 — RATIFICATION OF THE SELECTION OF THE
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of the Board of Directors has selected E&Y as the independent registered public accounting firm to audit our consolidated financial statements as of and for the fiscal year ending December 31, 2016 and our internal controls over financial reporting as of December 31, 2016, and the Audit Committee is submitting the selection of E&Y to the stockholders for ratification. E&Y has served as our independent registered public accounting firm since 2012 and also has provided certain tax and other audit-related services during that time.

Representatives of E&Y are expected to participate by phone at the annual meeting. Such representatives will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

In the proposal for the ratification of E&Y as our independent registered public accounting firm for the fiscal year ending December 31, 2016, you may vote “FOR” or “AGAINST” the proposal, or you may “ABSTAIN” from voting on the proposal. If you authorize a proxy via Internet, telephone or mail with no further instructions, your shares will be voted in accordance with the recommendations of the Board of Directors.

If the stockholders fail to ratify the selection, the Audit Committee will reconsider whether or not to retain E&Y. Even if the selection is ratified, the Audit Committee may direct the appointment of a different independent registered public accounting firm at any time during the year if they determine that such a change would be in the best interests of the Company and its stockholders.

Recommendation of the Board of Directors

The Board of Directors, based on the approval and the recommendation of the Audit Committee, recommends that each stockholder vote “FOR” the ratification of the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2016.
OTHER MATTERS

The Board of Directors knows of no matters other than those listed in the Notice of Annual Meeting of Stockholders that are likely to come before the annual meeting. If, however, any other motion properly presented at the meeting requiring a vote of stockholders arises, the persons named as proxies will vote on such procedural matter in accordance with their discretion.

In the event that sufficient votes in favor of the proposals set forth in the Notice of the Annual meeting are not received by the time scheduled for the annual meeting, the chairman of the meeting or the individuals named as proxies may move for one or more adjournments of the meeting to permit further solicitation of proxies.

ANNUAL REPORT

Our financial statements are contained in the Company's Annual Report to Stockholders on Form 10-K for the fiscal year ended December 31, 2015, which is being provided to our stockholders concurrently herewith. Such report and the financial statements contained therein are not to be considered as a part of this soliciting material. A copy of our 2015 Annual Report to Stockholders on Form 10-K for the fiscal year ended December 31, 2015 is available without charge upon request. Please direct your written request to OHA Investment Corporation, Attention: Investor Relations, 1114 Avenue of the Americas, 27th Floor, New York, New York 10036, or request by telephone at (212) 852-1900, or request via email at investor_relations@ohainvestmentcorporation.com.

STOCKHOLDER PROPOSALS

Stockholders interested in submitting a proposal for inclusion in the proxy materials for the 2017 Annual Meeting, including the nomination of a director, must do so in writing to us at OHA Investment Corporation, Attention: Corporate Secretary, 1114 Avenue of the Americas, 27th Floor, New York, New York 10036 no later than December 29, 2016 to be eligible for inclusion in our proxy materials. Submission of a stockholder proposal does not guarantee inclusion in our proxy statement or form of proxy because inclusion requires the satisfaction of certain SEC rules.

As more specifically provided in the Company’s bylaws, nominations or proposals of other business to be considered by stockholders for our 2017 Annual Meeting (other than proposals to be included in our proxy materials, as discussed in the previous paragraph) must be received by the Corporate Secretary of the Company at the address set forth above not earlier than November 29, 2016 nor later than 5:00 p.m., Eastern Time, on December 29, 2016 in order to be considered at the 2017 Annual Meeting. All director nominations or proposals of other business must comply with the information requirements in the Company's bylaws.
These requirements are separate from, and in addition to, the SEC’s requirements that a stockholder must satisfy in order to have a stockholder proposal included in our proxy statement.

A copy of the full text of the bylaw provisions discussed above may be obtained by writing to OHA Investment Corporation, Attention: Corporate Secretary, 1114 Avenue of the Americas, 27th Floor, New York, New York 10036.

ANNUAL MEETING OF STOCKHOLDERS OF

OHA INVESTMENT CORPORATION

June 7, 2016

Please sign, date and mail your proxy card in the envelope provided as soon as possible.

↓ Please detach along perforated line and mail in the envelope provided. ↓

00003330000000000000 8 060716

The Board of Directors recommends a vote "FOR ALL NOMINEES" in Proposal 1 and a vote "FOR" Proposal 2.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

	FOR	AGAINST	ABSTAIN
Glenn R. August	☐	☐	☐
Stuart I. Oran	☐	☐	☐

THIS PROXY IS REVOCABLE AND, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED, OR, IF NO DIRECTION IS INDICATED, WILL BE VOTED "FOR" THE NOMINEES LISTED IN PROPOSAL 1 AND "FOR" PROPOSAL 2.

THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE DISCRETION OF THE PROXY HOLDER ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.

Your opinion is important to us. Please cast your vote today.

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Signature of Stockholder ________ Date: ________ Signature of Stockholder ________ Date: ________

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

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OHA INVESTMENT CORPORATION

PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned stockholder of OHA Investment Corporation, a Maryland corporation (the "Company"), hereby appoints Steven T. Wayne, Cory E. Gilbert and Lisa R. Price as proxies, with power to act without the other and with power of substitution, and authorizes them to represent the undersigned and vote, as designated on the other side, all the shares of common stock of the Company held of record by the undersigned stockholder, with all powers that the undersigned would possess if personally present at the Annual Meeting of Stockholders to be held on June 7, 2016 beginning at 12:00 noon, Eastern time, at the law office of Sutherland Asbill & Brennan LLP, located at The Grace Building, 1114 Avenue of the Americas, 40th Floor, New York, New York 10036, or any postponement or adjournment thereof. The undersigned acknowledges receipt from the Company prior to the execution of this proxy of a Notice of Annual Meeting of Stockholders and a Proxy Statement, the terms of which are incorporated herein by reference, and revokes any proxy heretofore given with respect to such meeting.

(Continued, and to be marked, dated and signed, on the other side)

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